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                              THE GALAXY VIP FUND

                         SUPPLEMENT DATED JULY 1, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998

GROWTH AND INCOME FUND--PORTFOLIO MANAGER

    Effective July 1, 1998, Gregory M. Miller is the portfolio manager of the Growth and Income Fund. Mr. Miller, a Vice President, has been associated with Fleet since 1985.